UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT,
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 27, 2017

TRINITY CAPITAL CORPORATION
(Exact name of Registrant as specified in its charter)

New Mexico
(State or other jurisdiction of incorporation)

000-50266	85-0242376
(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Trinity Drive, Los Alamos, New Mexico	87544
(Address of principal executive offices)	(Zip Code)

(505) 662-5171
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Trinity Capital Corporation (the "Company") is filing amendment No. 1 on Form 8-K/A (the "Amendment") to amend its Current Report on Form 8-K dated June 27, 2017, as filed with the Securities and Exchange Commission (the "SEC") on June 27, 2017 (the "Original Filing").  This Amendment is filed solely to provide certain deposit market share information that was inadvertently omitted from slide 19 of Exhibit 99.1 of the Original Filing.

 Except as described above, no other changes have been made to the Original Filing.  The Original Filing continues to speak as of the date of the Original Filing.  Accordingly, this Amendment should be read in conjunction with the Company's Original Filing with the SEC.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.
Exhibit No.	Description
99.1	Presentation for 2017 Annual Meeting of Shareholders, dated June 27, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY CAPITAL CORPORATION

Dated: June 28, 2017	By:	/s/ John S. Gulas
John S. Gulas Chief Executive Officer and President